UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) October 26, 2005
                                                 -------------------------------

                              L. B. Foster Company
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              (Exact name of registrant as specified in its charter)

         Pennsylvania               000-10436                    25-1324733
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 (State or other jurisdiction      (Commission               (I.R.S. Employer
       of incorporation)            File Number)             Identification No.)

    415 Holiday Drive, Pittsburgh, Pennsylvania                     15220
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     (Address of principal executive offices)                     (Zip Code)

 Registrant's telephone number, including area code     (412) 928-3417
                                                        ------------------------

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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))


Item 2.02         Results of Operations and Financial Condition
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On October 26, 2005, L.B. Foster Company (the "Company")  issued a press release announcing the Company's results of operations for the third quarter ended September 30, 2005. A copy of that press release is furnished with this report as Exhibit 99.1.

The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities and Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01         Financial Statements and Exhibits
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(c)      Exhibits

99.1     Press Release issued by L.B. Foster Company, October 26, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         L.B. Foster Company
                                         -------------------
                                         (Registrant)


Date October 26, 2005
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                                         /s/David J. Russo
                                         -------------------------------------
                                         David J. Russo
                                         Senior Vice President,
                                         Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                     Description
--------------    --------------------------------------------------------------

99.1              Press Release dated October 26, 2005, of L. B. Foster Company.